Exhibit 15

                         AGREEMENT OF WAIVER


          Agreement of Waiver dated as of February 23, 1998 by and among Louis H. Siracusano ("LS"), Arnold P. Ferolito ("AF"), Donald H. Buck ("DB"), The Equitable Life Assurance Society of the United States, a New York company ("ELAS"), Equitable Deal Flow Fund, L.P., a Delaware limited partnership ("EDFF" and together with ELAS, "Equitable"), Terrence A. Elkes ("Elkes") and Kenneth F. Gorman ("Gorman").


                         W I T NE S S E T H
                         ------------------

          WHEREAS, International Post Limited, LS, AF and DB are parties to the Stock Resale Agreement, dated as of August 26, 1997 ("Stock Resale Agreement");

          WHEREAS,   LS, AF, DB, Equitable, Elkes and Gorman are
parties to the Tag-Along Rights Agreement, dated as of August 26, 1997 ("Tag-Along Rights Agreement");

          WHEREAS, LS, AF and DB are parties to an agreement (filed as Exhibit 12 to Amendment 1 to Schedule 13D filed September 4, 1997 by the Stockholders), dated as of August 26, 1997 (collectively with the Stock Resale Agreement and the Tag-Along Rights Agreement, the "Agreements");

          WHEREAS, LS desires to sell 200,000 shares of common stock, $.01 par value, of Video Services Corporation ("Common
Stock") in a privately negotiated transaction (the
"Transaction"); and

          WHEREAS, the Agreements contain certain restrictions and conditions regarding the sale of Common Stock by LS.

          NOW THEREFORE, the parties hereto agree as follows:

          1. Notwithstanding anything to the contrary contained in any of the Agreements, LS shall be permitted to consummate the Transaction without compliance with any of the Agreements and AF, DB, Equitable, Elkes and Gorman hereby waive all restrictions and conditions contained in the Agreements with respect to the Transaction, including, but not limited to, any notice requirements or right of any other party to the Agreements to participate pro rata or otherwise in the Transaction.

          2. Following the Transaction, the Agreements shall not have any application to such shares of Common Stock.

          3. This agreement shall be governed by the laws of the State of New York, without regard to conflict of laws principles.

          4. This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

          IN WITNESS WHEREOF, the undersigned have executed this agreement as of the date first written above.

                                   LOUIS H. SIRACUSANO


                                   /s/ Louis H. Siracusano
                                   -----------------------------

                                   ARNOLD P. FEROLITO


                                   /s/ Arnold P. Ferolito
                                   -----------------------------

                                   DONALD H. BUCK


                                   /s/ Donald H. Buck
                                   -----------------------------

                                   THE EQUITABLE LIFE ASSURANCE
                                   SOCIETY OF THE UNITED STATES


                                   /s/ James C. Pendergast
                                   -----------------------------
                                   Name:  James C. Pendergast
                                   Title:  Investment Officer

                                   EQUITABLE DEAL FLOW FUND, L.P.
                                   By: Equitable Managed Assets,
                                        L.P.
                                   By: The Equitable Life
                                   Assurance Society of the
                                   United States


                                   /s/ James C. Pendergast
                                   -----------------------------
                                   Name:  James C. Pendergast
                                   Title:  Investment Officer

                                   TERRENCE A. ELKES


                                   /s/ Terrence A. Elkes
                                   -----------------------------

                                   KENNETH F. GORMAN


                                   /s/ Kenneth F. Gorman
                                   -----------------------------


               [SIGNATURE PAGE TO AGREEMENT OF WAIVER]